UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 20, 2026

Hawkeye Digital, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56332	83-0799093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Lincoln Road, 2nd Floor, Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 576-4953

Hawkeye Systems, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 5.03	Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On August 20, 2026, Hawkeye Digital, Inc. (the “Company”) filed the amendment and restatement of the Articles of Incorporation of the Company (the “Amended and Restated Articles of Incorporation”) with the Secretary of State of the State of Nevada to amend and restate its articles of incorporation. As previously reported, on June 17, 2026, a majority of the stockholders of the Company approved the Amended and Restated Articles of Incorporation.

The Amended and Restated Articles of Incorporation amends and restates the Company’s Articles of Incorporation in order to, among other things, change the corporate name from “Hawkeye Systems, Inc.” to “Hawkeye Digital, Inc.”

The Amended and Restated Articles of Incorporation also amends and restates the Company’s Articles of Incorporation in order to increase the total number of authorized shares of capital stock which the Company shall have authority to issue from 450,000,000 shares, consisting of 400,000,000 shares of common stock and 50,000,000 shares of preferred stock, to 10,050,000,000 shares, consisting of 10,000,000,000 shares of common stock and 50,000,000 shares of preferred stock.

The Amended and Restated Articles of Incorporation also amends and restates the Company’s Articles of Incorporation to classify the Board into three classes. The directors in each class will serve for a three-year term, one class being elected each year by the Company’s stockholders.

The Company’s by-laws were amended and restated and the amendment and restatement of the Bylaws of the Company became effective on August 20, 2026.

The foregoing summary of the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws are qualified in their entirety by reference to the text of the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1 and 3.2 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Hawkeye Digital, Inc.
3.2	Amended and Restated Bylaws of Hawkeye Digital, Inc.
99.1	Press Release published on August 24, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKEYE DIGITAL, INC.

Date: August 24, 2026	By:	/s/ David Wachsman
	Name:	David Wachsman
	Title:	President

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